                                                                    EXHIBIT 10.9
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                              EMPLOYMENT AGREEMENT


          THIS EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of
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_______, 1998 between [NL Acquisition Co., Inc.], a Delaware corporation (the

"Company") and Brett Richman (the "Executive").
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                                R E C I T A L S
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          A. This Agreement is entered into in connection with the acquisition by the Company of Northridge Laboratories, Inc., a California corporation ("NL") pursuant to that certain Agreement and Plan of Merger dated ______, 1998 (the

"Merger Agreement") by and among the Company, its wholly-owned subsidiary NL
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Acquisition Co., Inc., a Delaware corporation, NL, and the shareholders of NL.

          B. The Company desires to employ the Executive, and the Executive desires to be so employed by the Company, on the terms and subject to the conditions set forth in this Agreement.

                                   AGREEMENT
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          NOW, THEREFORE, in consideration of the premises and the mutual promises set forth in this Agreement, the Company and the Executive hereby agree as follows:

          1.   Employment.
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               (a) Subject to the terms and conditions contained herein, the Company employs the Executive, and the Executive accepts such employment, from the date hereof until the earlier of (i) ________, 2000 or (ii) the date such employment is terminated pursuant to Section 4 of this Agreement. During the Executive's employment under this Agreement, the Executive shall perform such duties for the Company as may from time to time be assigned to the Executive by the Board of Directors of the Company (the "Board"). The Executive shall have the title of President and such other titles as from time to time may be assigned to the Executive by the Board. The Executive will report to the Board, which will include the President of [parent].
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               (b) The Executive will devote his entire business time, energy, attention and skill to the services of the Company and its affiliates and to the promotion of their interests. So long as the Executive is employed by the Company, the Executive shall not, without the written consent of the Company:

                   (i) engage in any other activity for compensation, profit or other pecuniary advantage, whether received during or after the term of this Agreement; provided, however, the Executive may spend a small portion of his time in the purchase and sale of antiques for profit so long as such activity does not materially affect the performance of his duties hereunder.

                   (ii) render or perform services of a business, professional, or commercial nature other than to or for the Company, either alone or as an employee, consultant, director, officer, or partner of another business entity, whether or not for compensation, and whether or not such activity, occupation or endeavor is similar to, competitive with, or adverse to the business or welfare of the Company; or

                   (iii) invest in or become a shareholder of another corporation or other entity; provided, that the Executive's investment solely as
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a shareholder in another corporation shall not be prohibited hereby so long as such investment (i) is not in excess of two percent (2%) of any class of shares that are traded on a national securities exchange or quoted on the NASDAQ National Market, or (ii) in any privately-held entity where he is solely a passive investor, does not serve as an officer, director or consultant, and where his investment is not in excess of ten percent (10%) of any class of securities.

               (c) The Executive may continue his past practice of managing the affairs of the Company during the winter seasons from his home in Vail, Colorado, for a significant portion of the time, so long as there is not a material adverse effect on the Company or its business.

               (d) The Executive shall make up to four one-month trips to Asia annually to conduct the business of the Company, or at the request of [the
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President of parent], the business of [parent] or its affiliates.
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          2.   Location of Employment.  The Executive's principal place of
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employment, subject to Section 1(c) above, shall be at the executive offices of the Company located in Chatsworth, California, or in the same general area; provided, that at the direction of the Board, the Executive may from time to
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time be required to travel to various domestic and foreign locations.

          3.   Compensation.
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               (a) In exchange for full performance of the Executive's obligations and duties under this Agreement, the Company shall pay the Executive a base salary at a monthly rate of $20,833.33, payable in accordance with the Company's standard payroll practices. In any month in which the Executive shall be employed for less than the entire number of days in such month, the compensation payable under this Section 3(a) shall be prorated on the basis of the number of days during which the Executive was actually employed divided by the number of days in such month. The base salary described in subsection (a) hereof is a gross amount, and the Company shall be required to withhold from such amount deductions with respect to Federal, state and local taxes, FICA, unemployment compensation taxes and similar taxes, assessments or withholding requirements.

               (b) In addition to the base salary, Executive shall be entitled to a performance bonus (the "Bonus") at the discretion of the Board.
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               (c) During the Executive's employment under this Agreement, the Executive shall also be reimbursed by the Company for reasonable business expenses actually incurred or paid by the Executive, consistent with the policies established by the Board, in rendering to the Company the services provided for in this Agreement, upon presentation of expense statements or such other supporting information as is consistent with the policies of the Company. Expenses for Asian trips shall be consistent with past practice.

               (d) The Executive shall be entitled to 20 business days vacation for each full year of employment under this Agreement, which vacation time will accrue in accordance with the vacation policy of the Company.

               (e) The Executive shall be entitled to participate in all benefit plans (including deferred compensation plans and any medical, dental or life insurance plans) which shall be available from time to time to the management employees of the Company generally, except to the extent such participation in any plan would alter the intended tax treatment of such plan; provided, however,
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that the Executive shall have no right under this Agreement to participate in any additional stock option, stock purchase or other plan relating to shares of capital stock of the Company or its affiliates. The Executive acknowledges and agrees that the Board may in its discretion terminate at any time or modify from time to time any such benefit plans.

               (f) The Company shall provide to the Executive the use of a 1998 BMW 740i (the "Car") and pay for normal gas, maintenance and insurance with respect to the Car.

          4.   Termination.
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               (a) The employment of the Executive under this Agreement may be terminated by the Company immediately upon giving the Executive notice if the Executive has been unable to discharge his essential job duties by reason of illness or injury for either (A) a period of ninety (90) consecutive days or (B) one hundred eighty (180) days in any twelve-month period. In the event of any dispute regarding the existence of Executive's Disability hereunder, the matter will be resolved by the determination of a majority of three physicians qualified to practice medicine in Los Angeles, one to be selected by each of Executive and the Board and the third to be selected by the two designated physicians. For this purpose, Executive will submit to appropriate medical examinations.

               (b) The employment of the Executive under this Agreement shall terminate on the date of the Executive's death.

               (c) The employment of the Executive under this Agreement may be terminated by the Company for Cause. For purposes of this Agreement, "Cause" shall mean (i) the willful failure or refusal by the Executive to perform his duties hereunder which has not ceased within ten (10) business days after written demand for substantial performance is delivered to the Executive by the Company, which demand identifies the manner in which the Company believes that the Executive has not performed such duties; (ii) the Executive shall intentionally engage in misconduct toward the Company which is materially injurious to the Company or its Subsidiaries, monetarily or otherwise (including, but not limited to, conduct in violation of the confidentiality or solicitation agreements herein or the non-competition agreement executed with respect to the merger of Northridge Laboratories, Inc. and the Company); or
(iii) the conviction of the Executive of or the entering of a plea of nolo contendere by the Executive with respect to, a felony or a crime involving moral turpitude.

               (d) The employment of the Executive under this Agreement shall terminate upon receipt by the Board of a written notice of resignation signed by the Executive or, if no notice is given, on the date on which the Executive voluntarily terminates his or her employment relationship with the Company.

               (e) In addition to the circumstances described in subsections
(a), (b), (c) and (d) above, the Company may terminate the Executive's employment for any reason or no reason and with or without cause or prior notice.

               (f) If the Executive's employment is terminated pursuant to this
Section 4 or for any other reason, the Executive shall not be entitled to any compensation or benefits from the Company, under Section 3 of this Agreement or otherwise, except for the following (or in subsection (g) hereof):

                   (i) base salary and vacation pay accrued, and reasonable business expenses incurred, under Section 3 of this Agreement through the date of such termination;

                   (ii) such benefits, if any, as may be required to be provided by the Company under the Comprehensive Omnibus Budget Reconciliation Act (COBRA); and

                   (iii) if the Executive's employment is terminated pursuant to subsection (e) above, the Company shall continue to pay to the Executive the base salary described in Section 3(a) above until the earlier of (A) twelve (12) months following such termination or (B) the termination date set forth in
Section 1(a)(i) of this Agreement.

                   (iv) if the Executive's employment is terminated other than pursuant to subsections (c) or (d) hereof or upon the termination of this Agreement pursuant to subsection (g) hereof or upon the expiration of this Agreement without renewal, as additional severance, the Executive shall be assigned and transferred the Car.

               (g) The Executive may terminate his employment hereunder for "Good Reason" (as hereinafter defined).
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               (i)   For purposes of this Agreement, "Good Reason" shall mean:
(A) a reduction in the Executive's base salary then in effect; (B) a material reduction in Executive's positions, duties and responsibilities from those described in Section 1(a) of this Agreement; or (C) the failure of the Company to obtain the assumption of this Agreement by any successor to the extent required pursuant to Section 12(a) of this Agreement.

               (ii) Notwithstanding the foregoing, a termination shall not be treated as a termination for Good Reason (A) if Executive shall have specifically consented in writing to the occurrence of the event giving rise to the claim of termination for Good Reason or (B) unless Executive, within 30 days after receiving written notice from the Company specifying in reasonable detail the occurrence of one of such events, shall have delivered a written notice to the Company stating that he intends to terminate his employment for Good Reason and specifying the factual basis for such termination and such event, if capable of being cured, shall not have been cured within 30 days of the receipt by the Company of such notice.

               (iii) If Executive shall terminate his employment for Good
Reason pursuant to this subsection (g), the Company shall pay Executive (or, in the event of his death, his devisee, legatee or, if there is none, his estate) a lump-sum amount equal to the lesser of (A) the Executive's monthly base salary in effect on the date of termination, or (B) the Executive's monthly base salary in effect on the date of termination, multiplied by the number of months remaining until the termination date set forth in Section 1(a)(i) of this Agreement. Executive will also be entitled to any vested benefits under any employee benefit plans.

          5.   Executive's Representations.
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               (a) The Executive represents that he has full authority to enter into this Agreement and that he is free to enter into this Agreement and not under any contractual restraint which would prohibit the Executive from satisfactorily performing his duties to the Company under this Agreement.

               (b) The Executive hereby agrees to indemnify and hold harmless the Company, its officers, directors and stockholders from and against any losses, liabilities, damages or costs (including reasonable attorney's fees) arising out of a breach, or claimed breach, of any of the representations, warranties and covenants of the Executive set forth in this Agreement.

               (c) The Executive acknowledges that he is free to seek advice from independent counsel with respect to this Agreement. The Executive has either obtained such advice or, after carefully reviewing this Agreement, has decided to forego such advice. The Executive is not relying on any representation or advice from the Company or any of its officers, directors, attorneys or other representatives regarding this Agreement, its content or effect.

          6.   Confidentiality; Non-Solicitation.
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               (a) Disclosure.  The Executive acknowledges that, in the
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performance of duties on behalf of the Company, the Executive shall have access to, receive and be entrusted with confidential information, including but in no way limited to development, marketing, organizational, financial, management, administrative, production, distribution and sales information, data, specifications and processes presently owned or at any time in the future developed by, the Company or its agents or consultants, or used presently or at any time in the future in the course of its business that is not otherwise part of the public domain (collectively, the "Confidential Material"); provided, however, (i) information that has been published or is otherwise readily available to the public other than by breach of this Agreement, (ii) information that has been rightfully received by the Executive from a third party without breach or confidential limitations, or (iii) the learned skill of the Executive in formulating products, known to him prior to the date hereof, is not Confidential Material. All such Confidential Material is considered secret and will be available to the Executive in confidence. Except in the performance of the Executive's duties on behalf of the Company, the Executive shall not, directly or indirectly for any reason whatsoever, disclose or use any such Confidential Material, unless such Confidential Material ceases (through no fault of Executive's) to be confidential because it has become part of the public domain. All records, files, drawings, documents, equipment and other tangible items, wherever located, relating in any way to the Confidential Material or otherwise to the Company's business, which the Executive prepares, uses, or encounters, shall be and remain the Company's sole and exclusive property and shall be included in the Confidential Material. Upon termination of this Agreement by any means, or whenever requested by the Company, the Executive shall promptly deliver to the Company any and all of the Confidential Material not previously delivered to the Company that may be or at any previous time has been in the Executive's possession or under the Executive's control.

               (b) Unfair Competition.  The Executive hereby acknowledges that
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the sale or unauthorized use or disclosure of any of the Company's Confidential Material by Executive by any means whatsoever at any time before, during or after the Executive's employment with the Company shall constitute "Unfair Competition." The Executive agrees that the Executive shall not engage in Unfair Competition either during the time the Executive is employed by the Company or at any time thereafter.

          (c) Other.  In the event of the termination of the Executive's
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employment for any reason, the Executive (and any corporation or entity of which the Executive is a director, officer, employee or greater than ten percent (10%) shareholder) shall not, directly or indirectly, for a period of one (1) year:

              (i) solicit for employment and/or employ any employee, consultant, agent or representative (an "employee") of the Company or any of its affiliates or subsidiaries (or any such employee who has been "employed" by the Company during the six (6) month period prior to the termination of this Agreement) or induce or attempt to induce any customer, supplier, licensee or other business relation of the Company or any Subsidiary to cease doing business with the Company or such Subsidiary or interfere in any way with the relationship between any such customer, supplier, licensee or business relation and the Company or any Subsidiary; or

              (ii) make any public statement concerning the Company, any of its affiliates or subsidiaries, or the Executive's employment unless previously approved by the Company, except as may be required by law.

          (d) In the event of the breach or a threatened breach by the Executive of any of the provisions of this Section 6, the Company, in addition and supplementary to other rights and remedies existing in its favor, may apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions thereof (without posting a bond or other security).

          (e) Upon termination of this Agreement, the Executive shall be deemed to have resigned from all offices and directorships then held with the Company or any affiliate entity.

      7.   Arbitration.  Any controversy or claim arising out of or relating
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to this Agreement or any breach hereof or the Executive's employment by the Company or termination thereof, shall be settled by arbitration (other than injunctive relief) by one arbitrator who shall be a retired judge in accordance with the rules of J.A.M.S./Endispute, and judgment upon such award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration shall be held in Los Angeles, California or such other place as may be agreed upon at the time by the parties to the arbitration.

      8.   Mitigation of Damages.  In the event of any termination of the
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Executive's employment by the Company, the Executive shall not be required to seek other employment to mitigate damages.

      9.   Equitable Relief.  The Executive acknowledges that the Company is
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relying for its protection upon the existence and validity of the provisions of this Agreement, that the services to be rendered by the Executive are of a special, unique and extraordinary character, and that irreparable injury will result to the Company from any violation or continuing violation of the provisions of this Agreement for which damages may not be an adequate remedy. Accordingly, the Executive hereby agrees that in addition to the remedies available to the Company by law or under this Agreement, the Company shall be entitled to obtain such equitable relief (without bond) as may be permitted by law in a court of competent jurisdiction including, without limitation, injunctive relief from any violation or continuing violation by the Executive of any term or provision of this Agreement. If any action (including arbitration) shall be brought pursuant to this Agreement, the prevailing party shall be entitled to its costs and expenses, including reasonable attorneys' fees.

          10.  Governing Law.  This Agreement shall be governed by and construed
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and enforced in accordance with the internal substantive laws (and not the laws of conflicts) of the State of Delaware.

          11.  Entire Agreement.  This Agreement constitutes the whole agreement
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of the parties hereto in reference to any employment of the Executive by the Company and in reference to any of the matters or things herein provided for or hereinabove discussed or mentioned in reference to such employment; all prior agreements, promises, representations and understandings relative thereto being herein merged.

          12.  Assignability.
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               (a) In the event the Company shall merge or consolidate with any other corporation, partnership or business entity, or all or substantially all of the Company's business or assets shall be transferred in any manner to any other corporation, partnership or business entity, then such successor to the Company shall thereupon succeed to, and be subject to, all rights, interests, duties and obligations of, and shall thereafter be deemed for all purposes hereof to be, the "Company" under this Agreement. This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die, any amounts payable to him hereunder shall be paid in accordance with the terms of this Agreement to Executive's devisee, legatee, or other designee or, if there be no such designee, to his estate.

               (b) This Agreement is personal in nature and the Executive shall not, without the written consent of the Company, assign or transfer this Agreement or any rights or obligations hereunder.

               (c) Except as set forth in subsection (a) above, nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give to any person, other than the parties to this Agreement, any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition of this Agreement.

          13.  Amendments; Waivers.  This Agreement may be amended, modified,
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superseded, canceled, renewed or extended and the terms or covenants of this Agreement may be waived only by a written instrument executed by the parties to this Agreement or, in the case of a waiver, by the party waiving compliance.
Any such written instrument must be approved by the Board to be effective as against the Company. The failure of any party at any time or times to require performance of any provision of this Agreement shall in no manner affect the right at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

          14.  Notice.  All notices, requests or consents required or permitted
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under this Agreement shall be made in writing and shall be given to the other parties by personal delivery, overnight air courier (with receipt signature) or facsimile transmission (with "answerback" confirmation of transmission), sent to such parties' addresses or telecopy numbers as are set forth below such parties' signatures to this Agreement, or such other addresses or telecopy numbers of which the parties have given notice pursuant to this Section 14. Each such notice, request or consent shall be deemed effective upon the date of actual receipt, receipt signature or confirmation of transmission, as applicable.

          15.  Severability.  Any provision of this Agreement that is prohibited
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or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          16.  Survival.  The representations and agreements of the parties set
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forth in Sections 5, 6, 7, 8 and 9 of this Agreement shall survive the expiration or termination of this Agreement (irrespective of the reason for such expiration of termination).

          IN WITNESS WHEREOF, the parties to this Agreement have executed this Employment Agreement as of the date first above written.


                         [NL ACQUISITION CO., INC.],
                         a Delaware corporation


                         By:_________________________
                            Name:  __________________
                            Title: __________________


                         Address for Notices:

                         2715 Bissonnett, Suite 305
                         Houston, Texas 77005
                         Telecopy: (713) 874-1443
                         Attention: Mr. Barry Loder

                         with a copy to:

                         Paul, Hastings, Janofsky & Walker LLP
                         555 So. Flower Street, 23rd Floor
                         Los Angeles, CA  90071-2371
                         Facsimile: (213) 627-0705
                         Attention:  David L. Gersh, Esq.


                         _______________________________
                         BRETT RICHMAN

                         Address for Notices:

                         _______________________________
                         _______________________________
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